SUBSEQUENT EVENT	12 Months Ended
Mar. 31, 2014
SUBSEQUENT EVENT
SUBSEQUENT EVENT

(20)     SUBSEQUENT EVENT

On May 30, 2014, the Company announced that its Board of Directors has declared a special cash dividend of USD0.205 per common share, or USD0.41 per ADS. The total amount of cash distributed in the dividend is expected to be approximately USD10 million, which will be paid on or around July 31, 2014, to all shareholders of record as of the close of business on June 30, 2014.